                                  SECURITY AGREEMENT

                                  CERTIFICATED STOCK

    The undersigned (hereinafter called "Debtor"), for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, pledges and assigns to Papnet of Ohio, Inc. (hereinafter called "Lender"), a security interest in the following stock, whether Debtor's interest therein be now owned or existing or hereafter arising or acquired, together with all substitutions, replacements, exchanges, reissues and additions therefor or thereto, all books and records relating thereto, all dividends and distributions arising therefrom, payable thereon or distributed in respect thereto, whether in cash, property, stock or otherwise, and whether now or hereafter declared, paid or made, and together with the right to receive and receipt therefor, and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments and deposit and money market accounts:

No. of Shares                                                   Certificate
and Class                              Issuer              Number(s)
- ---------------                         ------              ---------

17,150 Common Shares,
$.0001 par value             Neuromedical Systems, Inc.         121


(all of the foregoing hereinafter sometimes called the "Collateral"). Except as otherwise provided in this agreement, Debtor shall have the right to receive all dividends arising with respect to the Collateral paid in cash or in other property, but Debtor shall have no right to receive any dividend in respect of the Collateral paid in stock of the Issuer or in the stock of corporations other than the Issuer or paid out of the proceeds of the sale or condemnation of any property of the Issuer or upon or in the course of dissolution or liquidation (whether partial or otherwise) or winding up of the Issuer or which in any way shall be chargeable to or payable out of capital, capital surplus or paid in surplus. Debtor shall not have the right to receive any dividends arising with respect to the Collateral if a default exists in the observance and performance by Debtor of any of the terms of this agreement, or of any of the Obligations, or if ownership of the Collateral has been registered in the name of Lender or any nominee of Lender or any sub-agent appointed by Lender pursuant to paragraph 7 of this agreement, and all dividends arising under such circumstances shall be paid to Lender and, at Lender's option, may be applied to the Obligations in such order as Lender may elect or be held as security therefor.

    The security interest hereby granted is to secure the prompt and full payment and complete performance of all Obligations of Debtor to Lender. The word "Obligations" means all indebtedness owed by Debtor to Lender by reason of a certain Guaranty executed and delivered by Debtor to Lender of even date, which guarantees payment of certain Advances made by Lender to or on behalf of Cytology West, Inc., a Delaware corporation, pursuant to a Loan Agreement and related documents dated March 14, 1996.

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          1.  GENERAL COVENANTS.  Debtor represents, warrants and covenants as follows:

         (a) Unless Lender compels registration of ownership of the Collateral in the name of Lender or any nominee of Lender or any sub-agent appointed by Lender pursuant to paragraph 7 of this agreement, Debtor is and shall remain the sole owner and registered holder of the Collateral.

         (b) Except for the security interest granted hereby, the Collateral is and shall remain free from any and all security interests, liens, encumbrances, claims and interests.

         (c) Each share of stock comprising the Collateral is fully paid and nonassessable and, except as otherwise indicated in the certificates representing the shares, is transferable in its present form upon delivery without restriction or limitation on the books and records of its Issuer.

         (d) Debtor shall, at Debtor's expense, perform, do, make, procure, execute and deliver all acts, things, writings and other assurances as Lender may at any time request or require to protect, assure or enforce Lender's interests, rights and remedies created by, provided in or emanating from this agreement.

         (e) Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than the security interest granted hereby, and shall defend the right, title and interest of Lender in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

         (f) Subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished accurate, correct and complete in all material respects.

     2. VOTING. With respect to any Collateral not registered in the name of Lender or Lender's nominee or sub-agent pursuant to paragraph 7 of this agreement, during the term of this agreement, and so long as (i) there is no default by Debtor in the observance and performance of any of the terms of this agreement or of any of the Obligations, and (ii) Lender has not notified Debtor of Lender's election to exercise any voting rights relating to the Collateral, Debtor shall have the right to exercise such voting rights on all corporate questions.

     3. SUBSTITUTED AND ADDITIONAL SECURITIES. If during the term of this agreement any stock dividend, exchange, conversion, reclassification, readjustment or other change is paid, declared or made with respect to the Collateral, all new, substituted and additional securities issued in respect to the Collateral shall be deemed pledged to Lender under the terms of this agreement in the same manner as the Collateral originally pledged hereunder.

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     4.  WARRANTS AND OPTIONS.  If during the term of this agreement subscription warrants or options are issued in connection with the Collateral or any other securities at the time pledged to Lender hereunder, such warrants and options shall be immediately delivered and pledged by Debtor to Lender, and all new securities acquired by Debtor in connection therewith shall be immediately delivered and pledged to Lender under the terms of this agreement in the same manner as the Collateral originally pledged hereunder.

     5.  PRESERVATION AND DISPOSITION OF COLLATERAL.

         (a) Debtor shall advise Lender promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; and (ii) of the occurrence of any event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of Lender.

         (b) Debtor shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom or the transfer or registration thereof.

         (c) At its option, Lender may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or arising in connection with the Collateral. Debtor agrees to reimburse Lender upon demand for any payment made or any expense incurred (including reasonable attorneys' fees to the extent permitted by law) by Lender pursuant to the foregoing authorization. Should Debtor fail to pay said sum to Lender upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

     6. EXTENSIONS AND COMPROMISES. With respect to any Collateral pledged to Lender as security for the Obligations, Debtor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Lender may deem advisable. Lender shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of Lender.

     7. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT. Debtor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in Lender's own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purpose of this agreement.

         Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         In the event of any default by Debtor in the observance and performance of any of the terms of this agreement or any of the Obligations, Lender may at any time thereafter, in its discretion, register ownership of any of the Collateral in the name of Lender or any nominee of Lender or any sub-agent appointed by Lender, or may designate a nominee or sub-agent for the purpose of retaining physical possession of the instruments, certificates and similar writings representing any of the Collateral, indorsed or assigned in blank or in favor of Lender or Lender's nominee or sub-agent.

         Debtor hereby consents and agrees that the Issuer or any obligor in respect of the Collateral or any registrar or transfer agent or trustee for any of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the rights of Lender to effect any transfer pursuant to this paragraph 7, notwithstanding any other notice or direction to the contrary heretofore or hereafter given.

         The powers conferred upon Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that Lender actually receives as a result of the exercise of such powers and neither Lender nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Lender's own gross negligence or willful misconduct.

     8. DEFAULT. If any event of default in the payment of any of the Obligations or in the performance of any of the terms, conditions, or provisions of any instrument or document evidencing the Obligations secured by this agreement or in the performance of any covenant contained herein shall occur and be continuing; or if any warranty, representation or statement made or furnished to Lender by Debtor proves to have been false in any material respect when made or furnished:

         (a) Lender may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this agreement and any or all of the Obligations in default.

         (b) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Lender, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Lender in the same form as received by Debtor (duly indorsed by Debtor to Lender, if required). Any and all such payments so received by Lender (whether from Debtor or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter be applied in whole or in part by Lender against, all or any part of the Obligations in such order as Lender may elect. Any balance of such payments held by Lender and remaining after payment in full of all of the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph (b) shall authorize or be construed to authorize Debtor to sell or otherwise dispose of any Collateral.

         (c) Lender and its nominees and sub-agents shall have the rights and remedies of a secured party under this agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the laws of the State of Ohio. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Lender arising out of the repossession, retention, sale or disposition of the Collateral. Debtor agrees that Lender need not give more than ten (10) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at Debtor's address set forth at the beginning of this agreement, or when telecopied or telegraphed to that address or when telephoned or otherwise communicated orally to Debtor or any agent of Debtor at that address), if any, of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled. Debtor shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this agreement including reasonable attorneys' fees to the extent permitted by law.

     9. GENERAL. Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Lender shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. All of Lender's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to Debtor shall be effective when deposited in the mails addressed to Debtor at the address shown at the beginning of this agreement. This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Ohio. The provisions hereof shall, as the case may require, bind or inure to the benefit of the respective successors and assigns of Debtor and Lender.

         IN WITNESS WHEREOF, Debtor has signed this agreement this 4th day of April, 1996.

                                       DEBTOR:

                                       /s/ CARL GENBERG
                                       ---------------------------------------
                                            Carl Genberg


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